Exhibit 10.6
AGREEMENT ID
3.5
FPS-3 SERVICE AGREEMENT
Contract Number FPS3001
THIS AGREEMENT, made and entered into this day 18th of August 2003 by and between DOMINION COVE POINT LNG, LP (“Operator”) and WASHINGTON GAS LIGHT COMPANY (“Buyer”).
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Operator shall perform and Buyer shall receive service in accordance with the provisions of the effective Rate Schedule FPS-3, the applicable General Terms and Conditions of Operator’s FERC Gas Tariff, Second Revised Volume No. 1, on file with the Federal Energy Regulatory Commission (“Commission”), as the same may be amended or superseded in accordance with the rules and regulations of the Commission and the terms and conditions of this Service Agreement including Appendices A and B. The maximum obligation of Operator to provide service to or for Buyer is specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Operator Service hereunder shall be provided subject to the provisions of Subpart G of Part 284 of the Commission’s regulations.
Section 2. Term. Service under this Agreement shall commence as of September 1, 2003, and shall continue in full force and effect for a term of five (5) years. Pre-granted abandonment shall apply upon termination of this Agreement.
Section 3. Rates. Unless otherwise agreed to by the parties in writing, and subject to Appendix B attached hereto, Buyer shall pay Operator the maximum charges and furnish Retainage as set forth in the above-referenced Rate Schedule and Tariff.
Section 4. Notices. Notices to Operator under this Agreement shall be addressed to it at 120 Tredegar Street, Richmond, VA, 23219, Attention: Director, Marketing/Cove Point. Notices to Buyer shall be addressed to it at 6801 Industrial Road, Springfield, VA, 22151, Attention: Department Head, Energy Acquisition, until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: (NOT APPLICABLE)

WASHINGTON GAS LIGHT COMPANY (Buyer)		DOMINION COVE POINT LNG, LP (Operator)

By:	/s/ Adrian P. Chapman	By:	/s/ [ILLEGIBLE]

Adrian P. Chapman
Title	Vice President Regulatory Affairs & Energy Acquisition	Title:	Managing Director, Transmission Marketing & Customer Services

Date	8/18/2003	Date:	8/18/2003

Appendix A
to
FPS3 Service Agreement
between
DOMINION COVE POINT LNG, LP (Operator)
and
WASHINGTON GAS LIGHT COMPANY (Buyer)

Quantity:	Maximum Contact Peaking Quantity: 150,000 Dth (MCPQ) Maximum Daily Peaking Quantity: 50,000 Dth/day (MDPQ)
Receipt Points/Delivery Points:
Primary Receipt Points for Natural Gas:

Measuring Station Name	Maximum Daily Quantity (Dth/day)
Operator’s LNG Storage Plant	50,000
Primary Delivery Points for Natural Gas:

Measuring Station Name	Maximum Daily Quantity (Dth/day)
Operator’s LNG Storage Plant	50,000
LNG Receipt and Delivery Points: Operator’s LNG Storage Tanks
The Master List of Interconnects as defined in the General Terms and Conditions of Operator’s Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt points and delivery points
Other Terms and Conditions: (Not Applicable)
Service changes pursuant to this Appendix A shall commence as of September 1, 2003. This Appendix A shall cancel and supersede the previous Appendix A to the Service Agreement dated (Not Applicable). With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

WASHINGTON GAS LIGHT COMPANY (Buyer)		DOMINION COVE POINT LNG, LP (Operator)

By:	/s/ Adrian P. Chapman	By:	/s/ [ILLEGIBLE]

Adrian P. Chapman
Title:	Vice President Regulatory Affairs & Energy Acquisition	Title:	Managing Director, Transmission Marketing & Customer Services

Date:	8/18/2003	Date:	8/18/2003

Appendix B to
FPS-3 Service Agreement
between
DOMINION COVE POINT LNG, LP (Operator)
and
WASHINGTON GAS LIGHT COMPANY (Buyer)
Rates and Charges:
Buyer shall pay Operator the maximum charges and furnish Retainage as set forth in the Rate Schedule and Tariff referenced in said FPS-3 Service Agreement.
This Appendix B shall become effective as of September 1, 2003, and shall cancel and supersede the previous Appendix B to the Service Agreement dated (Not Applicable). With the exception of this Appendix B, all other terms and conditions of said Service Agreement shall remain in full force and effect

WASHINGTON GAS LIGHT COMPANY (Buyer)		DOMINION COVE POINT LNG, LP (Operator)

By:	/s/ Adrian P. Chapman	By:	/s/ [ILLEGIBLE]

Adrian P. Chapman
Title	Vice President Regulatory Affairs & Energy Acquisition	Title:	Managing Director, Transmission Marketing & Customer Services

Date	8/18/2003	Date:	8/18/2003